SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))

[  ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12


                                 PLAYORENA, INC.
                 ----------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    -------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.(1). Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

      [ ] Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, schedule or registration statement no.:

      (3) Filing party:

      (4) Date filed:

                                 PLAYORENA INC.
                     150 VANDERBILT MOTOR PARKWAY, SUITE 311
                               HAUPPAUGE, NEW YORK

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 17, 1999


         NOTICE IS HEREBY GIVEN, that a Special Meeting of the Shareholders of Playorena Inc. (the "Company") will be held at 36 West 44th Street, Suite 1201, New York, New York 10036 on February 17, 1999 at 10:00 a.m. local time, for the purpose of considering and acting upon the following, all to be effective upon the consummation of certain transactions described herein:

     1. The approval of an amendment to the Company's Certificate of Incorporation (i) to change the name of the Company to "SK Global Technologies, Inc."; (ii) to recapitulate the purposes for which the Company was formed; (iii) to change the location of the office of the Company; (iv) to change the address to which the Secretary of State shall mail a copy of any process against the Company served upon him;
          (v) to effect a reverse stock split whereby each issued and outstanding share of Common Stock, $.001 par value per share ("Common Stock"), will be converted into .0106065 of a share of Common Stock;
          (vi) to increase the authorized number of shares of Common Stock from 15,000,000 to 20,000,000; and (vii) to authorize the issuance, in one or more series, of an aggregate of 5,000,000 shares of Preferred Stock, $.001 par value per share, each such series having the designation, relative rights, preferences or limitations, as shall be determined by the Board of Directors; and

     2.   The approval of the adoption of the Company's 1998 Stock Option Plan;
          and

     3. Any and all matters that may properly come before the meeting and any adjournment thereof.

         The Board of Directors has fixed the close of business on January 19, 1999, as the record date for determining the shareholders entitled to vote at the meeting and any adjournment thereof, and only the holders of Common Stock of the Company of record at such date will be entitled to notice of and to vote at the meeting. Such shareholders may vote in person or by proxy.

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                            By Order of the Board of Directors,

                                            /s/ Lawrence E. Kaplan
                                            Lawrence E. Kaplan
                                            President
Hauppauge, New York
February 5, 1999

                                 PLAYORENA INC.
                     150 VANDERBILT MOTOR PARKWAY, SUITE 311
                            HAUPPAUGE, NEW YORK 11788

                                 PROXY STATEMENT

                   GENERAL INFORMATION CONCERNING SOLICITATION


         This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Playorena Inc. (the "Company"), to be held at 36 West 44th Street, Suite 1201, New York, New York 10036 on Wednesday, February 17, 1999 at 10:00 a.m., local time, or any adjournments thereof. This Proxy Statement and accompanying proxy card are first being sent to the shareholders of the Company on or about February 5, 1999.

         Any proxy delivered in the accompanying form may be revoked by the person executing the proxy at any time, before the authority thereby granted is exercised, by written request addressed to the Secretary, Playorena Inc., 150 Vanderbilt Motor Parkway, Suite 311, Hauppauge, New York 11788, or by attending the meeting and electing to vote in person. Proxies received in such form will be voted as therein set forth at the meeting or any adjournment thereof, but if no instructions are given, such shares will be voted for (i) the approval of an amendment to the Company's Certificate of Incorporation (a) to change the name of the Company to "SK Global Technologies, Inc.," (b) to recapitulate the purposes for which the Company was formed, (c) to change the location of the office of the Company, (d) to change the address to which the Secretary of State shall mail a copy of any process against the Company served upon him, (e) to effect a reverse stock split whereby each issued and outstanding share of Common Stock, $.001 par value per share ("Common Stock"), will be converted into
 .0106065 of a share of Common Stock (the "Reverse Stock Split"), (f) to increase the authorized number of shares of Common Stock from 15,000,000 to 20,000,000, and (g) to authorize the issuance, in one or more series, of an aggregate of 5,000,000 shares of Preferred Stock, $.001 par value per share, each such series having the designation, relative rights, preferences and limitations, as shall be determined by the Board of Directors; (ii) the approval of the adoption of the Company's 1998 Stock Option Plan ("Plan"); and (iii) the transacting of such other business as may properly come before the meeting or any adjournment thereof. The effective date of all such proposals approved of at the meeting shall be the consummation of a series of related transactions described under "The Transactions" herein, involving the Company, SmartLink Development Network, Inc. and King Communications International Limited.

                        RECORD DATE AND VOTING SECURITIES

         The Board of Directors has selected the close of business on January 19, 1999 as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. The number of shares of Common Stock of the Company outstanding on January 19, 1999 ("Record Date") was 9,198,679. Shareholders present or represented and entitled to vote on any matter at the meeting or any adjournment thereof will be entitled to one vote on such matter for each share of the Common Stock of the Company held by them as of the record date.

                                THE TRANSACTIONS


THE ACQUISITIONS

         The Company intends to acquire in two separate transactions the businesses of SmartLink Development Network, Inc, a corporation organized under the laws of Connecticut ("SmartLink"), and King Communications International Limited, an Australian corporation ("King International"). SmartLink and King International are providers of wireless voice and data products and systems to the private two-way land mobile radio industry. The Company will acquire (the "Acquisition") from King International in exchange for shares of Common Stock of the Company, all of the outstanding capital stock of King International's two wholly-owned operating subsidiaries, King Communications Australasia Pty Limited ("King Australasia") and King Communications U.S.A., Inc. ("King USA"; hereinafter, the businesses of King Australasia and King USA shall collectively be referred to as "King"). Immediately thereafter, a wholly-owned subsidiary of the Company will merge with and into SmartLink, in exchange for shares of Common Stock of the Company, with SmartLink as the surviving corporation (the "Merger"). Following the Acquisition and Merger (collectively, the "Acquisitions"), each of SmartLink, King Australasia and King USA will be wholly-owned subsidiaries of the Company.

         The Company has entered into two separate agreements with respect to the acquisition of the business of each of SmartLink and King. The Merger will be completed pursuant to the Agreement and Plan of Merger, dated as of December 17, 1998 ("SmartLink Merger Agreement"), by and among the Company, SmartLink, King International, and Todtman, Nachamie, Spizz & Johns, P.C., as escrow agent, pursuant to which the Company's wholly-owned subsidiary formed for such purposes will merge into SmartLink in a tax free reorganization within the meaning of Sections 351 and/or 368 of the Internal Revenue Code of 1986, as amended. Shareholders of SmartLink will exchange their shares in SmartLink for an aggregate of 1,363,636 shares of Common Stock of the Company ("SmartLink Purchase Stock"). Consummation of the transactions contemplated by the SmartLink Merger Agreement is subject to the approval of holders of a majority of the outstanding shares of SmartLink.

         Pursuant to the Asset Purchase and Sale Agreement ("King Asset Purchase Agreement"), dated as of December 17, 1998, by and among the Company, SmartLink, King International, Frank Eccles, Robert Geaghan, and Todtman, Nachamie, Spizz & Johns, P.C., as escrow agent, the Company will acquire from King all of the issued share capital of King Australasia and King USA in exchange for 1,517,045 shares of Common Stock of the Company ("King Purchase Stock"). Consummation of the King Asset Purchase Agreement is contingent upon, among other things, approval of (i) holders of at least 50% of King International's issued share capital (which was obtained on December 31, 1998) and (ii) the Vancouver Stock Exchange, on which King International's securities are traded.

         See "Certain Relationships and Related Transactions" below for certain payments being made to directors and affiliates of the Company in connection with the Acquisitions.

PROPOSED PRIVATE PLACEMENT

         The consummation of the Acquisitions is contingent upon a proposed private placement of Units by the Company, on a "best efforts" basis, raising at least $10,000,000 ("Minimum Offering"), up to a maximum $11,500,000 ("Maximum Offering"), in gross proceeds, giving effect to the conversion of certain debt ("Private Placement"). Each Unit is expected to consist of shares of the Company's to-be-designated Series A 12% Convertible Preferred Stock, par value $.001 per share ("Series A Preferred"), and warrants to purchase Common Stock.

CHANGE IN CONTROL OF THE COMPANY

         The closing of the Acquisitions is to occur concurrent with the closing of the Minimum Offering. Giving effect to the Acquisitions, the Private Placement and Reverse Stock Split, the Company's current shareholders will own, on a fully diluted basis, 2% of the outstanding voting securities of the Company. The current shareholders of the Company shall own an aggregate of 113,647 and 119,274 shares of Common Stock, in the case of the Minimum Offering and Maximum Offering, respectively. The Reverse Stock Split contemplates the Maximum Offering. Upon the closing of the Minimum Offering, an aggregate of 5,627 shares of Common Stock (the difference between 119,274 and 113,647) will be placed in escrow, to be released on a proportionate basis upon additional closings amounting to gross proceeds in excess of the Minimum Offering. In the event that the Company does not raise in excess of the Minimum Offering, then the Common Stock held in escrow shall be cancelled.

APPROVAL OF PROPOSALS REQUIRED TO EFFECT THE ACQUISITIONS AND PRIVATE PLACEMENT

         The approval of each of the proposals contained herein is a condition precedent to the consummation of the Acquisitions and the Private Placement. Assuming approval by shareholders, the proposals contained in this Proxy Statement shall be effective concurrent with the consummation of the Acquisitions and Private Placement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         Lawrence Kaplan and Robert Rubin, each a principal shareholder and director of the Company, and Andrew Kaplan, a principal shareholder of the Company, as well as another unaffiliated individual, in anticipation of the consummation of the Acquisitions and Private Placement, have executed and delivered that certain Assumption and Indemnification Agreement, dated December 17, 1998, pursuant to which each such individual agreed, jointly and severally for a period of up to three years from the Closing, to indemnify and hold harmless the Company for all claims and liabilities with respect to (i) virtually all pre-existing payables and liabilities of the Company prior to the Closing for the Minimum Offering (which liabilities they will assume), (ii) any breach of a representation or warranty of the Company (respecting matters no more than five years old) in any document respecting the Acquisitions and Private Placement and (ii) any default by the Company with respect to its obligations pursuant to the Acquisitions and Private Placement prior to the Closing for the Minimum Offering. In consideration of the foregoing, an amount in the aggregate of $300,000, less certain expenses of the Transactions, will be paid at the Closing for the Minimum Offering to such individuals.

         On August 1, 1998, after giving effect to a previously approved one-for-20 reverse stock split which was effective July 24, 1998, Robert Rubin, Lawrence Kaplan, Alfred Romano (members of the Company's Board of Directors) and Andrew Kaplan, a principal shareholder of the Company purchased 3,049,944, 2,330,303, 138,113 and 2,335,417, shares of Common Stock of the Company, respectively, for a purchase price equal to the amounts owed for the cancellation of all indebtedness (and interest thereon) and for all previous services rendered.

         Effective upon consummation of the Acquisitions and Private Placement, each of the current directors and officers will resign from their positions, to be replaced by nominees of SmartLink and King International.


                             EXECUTIVE COMPENSATION

         The summary compensation table is omitted because no compensation for services in all capacities to the Company was awarded, earned by or paid to the President of the Company for the fiscal years ended November 30, 1998, 1997 or 1996 and no other executive officer of the Company received salary and bonus in excess of $100,000 during the fiscal years ended November 30, 1998, 1997 or 1996.

         On August 1, 1998, Robert Rubin, Lawrence Kaplan and Alfred Romano, all current directors of the Company, purchased 3,049,944, 2,330,303 and 138,113 shares of Common Stock of the Company, respectively, for a purchase price equal to the cancellation of all indebtedness owed to such individuals (and interest thereon) and for all previous services rendered.

         No director of the Company received any remuneration from the Company as such. Directors do not currently receive fees or other remuneration from the Company.

                           PRINCIPAL SHAREHOLDERS AND
                             HOLDINGS OF MANAGEMENT

         The following table sets forth certain information as of January 15, 1999, regarding (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director, nominee and executive officer of the Company and (iii) all officers and directors as a group.

                                                                          AMOUNT AND NATURE OF
                          NAME & ADDRESS OF                                    BENEFICIAL           PERCENTAGE OF
TITLE OF CLASS            BENEFICIAL OWNER                                      OWNERSHIP               CLASS
-----------------         ---------------------                           --------------------      -------------
Common Stock              Lawrence Kaplan                                      2,385,025               25.9%
                          150 Vanderbilt Motor Parkway
                          Suite 311
                          Hauppauge, New York  11788

Common Stock              Andrew Kaplan                                        2,389,583               25.9%
                          150 Vanderbilt Motor Parkway
                          Suite 311
                          Hauppauge, New York  11788

Common Stock              Robert Rubin                                         3,186,110               34.6%
                          25 Highland Boulevard
                          Dix Hills, New York  11746

Common Stock              Alfred Romano                                          138,668               1.50%
                          4 Wagon Wheel Lane
                          Dix Hills, New York  11746

All Directors and Executive Officers as group (3 persons)                      5,709,803              62.07%

         Giving effect to the consummation of the Acquisitions, the Private Placement and the Reverse Stock Split, the current shareholders of the Company will collectively own 2% of the outstanding voting securities of the Company, on a diluted basis. Concurrent with the closing of the Acquisitions and Private Placement, the incumbent officers and directors of the Company will be replaced by the officers and directors of King and SmartLink who, on a collective basis, are expected to beneficially own 52.0% and 49.6% of the voting securities of the Company, on a diluted basis, giving effect to the Minimum Offering and Maximum Offering, respectively, with the balance of the outstanding voting securities of the Company being owned principally by investors in the Private Placement, the Placement Agent in connection with the Private Placement, and shareholders of SmartLink.

PROPOSAL 1--AMENDMENT TO THE CERTIFICATE OF INCORPORATION ("AMENDMENT") (A) TO CHANGE THE NAME OF THE COMPANY TO SK GLOBAL TECHNOLOGIES, INC., (B) TO RECAPITULATE THE PURPOSES FOR WHICH THE COMPANY WAS FORMED, (C) TO CHANGE THE LOCATION OF THE OFFICE OF THE COMPANY, (D) TO CHANGE THE ADDRESS TO WHICH THE SECRETARY OF STATE SHALL MAIL A COPY OF ANY PROCESS AGAINST THE COMPANY SERVED UPON HIM, (E) TO EFFECT A REVERSE STOCK SPLIT WHEREBY EACH ISSUED AND OUTSTANDING SHARE OF COMMON STOCK, $.001 PAR VALUE PER SHARE, WILL BE CONVERTED INTO .0106065 OF A SHARE OF COMMON STOCK, (F) TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 15,000,000 TO 20,000,000, AND (G) TO AUTHORIZE THE ISSUANCE, IN ONE OR MORE SERIES, OF AN AGGREGATE OF 5,000,000 SHARES OF PREFERRED STOCK, $.001 PAR VALUE PER SHARE, EACH SUCH SERIES HAVING THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS, AS SHALL BE DETERMINED BY THE BOARD OF DIRECTORS.

         Board Recommendation

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise in their proxy.

DESCRIPTION

         A.       CHANGE OF NAME

         The Transactions are contingent upon the Company's name being changed to "SK Global Technologies, Inc." SmartLink and King International desire that, upon the completion of the Acquisitions, the Company's name no longer reflect its prior business as an operator of children's play centers, and more accurately reflect the combination of SmartLink and King ("SK"), the worldwide nature of the business and proposed business and the strong technological component to its business and proposed business.

         B.       RECAPITULATION OF PURPOSES OF THE COMPANY

         The purposes for which the Company was formed, as set forth in its Certificate of Incorporation ("Certificate"), shall be recapitulated by stating that the purpose of the Company shall be to engage in any lawful act or activity for which a corporation may be organized under the New York Business Corporation Law, other than any act or activity requiring the consent or approval of any state official, department, agency, board or other body without such approval or consent first being obtained. Although the Certificate presently permits the Company to engage in any lawful act or activity, the Certificate also sets forth specific purposes such as the operation of gymnasium facilities for recreational and general health purposes. In anticipation of the completion of the Transactions, SmartLink and King desire that the Company's Certificate no longer reflect the prior business of the Company.

         C.       CHANGE OF LOCATION OF OFFICE

         The Certificate provides that the office of the Company is to be located in the Town of Huntington, County of Suffolk, State of New York. In anticipation of the completion of the Transactions, SmartLink and King desire that the Company's office in the State of New York be located in New York County.

         D. CHANGE OF ADDRESS TO WHICH THE SECRETARY OF STATE SHALL MAIL A COPY OF ANY PROCESS AGAINST THE COMPANY SERVED UPON HIM

         The Certificate provides that the address to which the Secretary of State shall mail a copy of any process against the Company served upon him is:
M. Jack Duksin, Esq., Berlack, Israels & Liberman, 1155 Avenue of the Americas, New York, New York 10036. In anticipation of the completion of the Transactions, SmartLink and King desire that the address to which the Secretary of State shall mail a copy of any process against the Company served upon him be: SK Global Technologies, Inc., Attention: President, 950 Yale Avenue, Wallingford, Connecticut, 06492.

         E.       REVERSE STOCK SPLIT

                  REASON FOR REVERSE STOCK SPLIT; DILUTION

         The consummation of the Acquisitions and Private Placement is contingent upon each share of Common Stock issued and outstanding, without any action on the part of any holder thereof, being converted into .0106065 of a share of Common Stock. Shareholders holding shares of Common Stock in an amount not divisible by 0.0106065 will receive, in lieu thereof, a payment in an amount (without interest) equal to such fractional part of a share of the Company, in U.S. dollars.

         The Reverse Stock Split would apply to all shares of the Company's Common Stock outstanding on the date immediately prior to the closing of the Minimum Offering, but will not be effective until the consummation of the Acquisitions and Private Placement. Giving effect to the consummation of the Acquisitions and Private Placement, the holders of Common Stock will collectively own 2% of the outstanding voting securities of the Company on a diluted basis.

         The principal purpose of the Reverse Stock Split is to fulfill the provisions and requirements of the SmartLink Merger Agreement, King Asset Purchase Agreement and Private Placement. These agreements and the terms of the Private Placement provide that the Company's currently outstanding Common Stock on the Record Date be reduced to 113,647 and 119,274 shares of Common Stock in the case of the Minimum Offering and Maximum Offering, respectively, which is 2% of the outstanding voting securities of the Company, giving effect to the Acquisitions and Private Placement, on a fully diluted basis.

         The Reverse Stock Split contemplates the Maximum Offering. Upon the closing of the Minimum Offering, an aggregate of 5,627 shares of Common Stock (the difference between 119,274 and 113,647) will be placed in escrow, to be released on a proportionate basis upon additional closings amounting to gross proceeds in excess of the Minimum Offering. In the event that the Company does not raise in excess of the Minimum Offering, then the Common Stock held in escrow shall be cancelled.

                  EXCHANGE OF STOCK CERTIFICATES

         Assuming the Reverse Split is approved by the shareholders, shareholders will be required to exchange their stock certificates for new certificates representing the shares of Common Stock giving effect to the Reverse Stock Split. The new stock certificates will also reflect a prior one-for-twenty reverse stock split approved by the shareholders at a special meeting held on February 7, 1997, and effected as of July 31, 1998. Shareholders will be furnished with the necessary materials and instructions for the surrender and exchange of stock certificates at the appropriate time by the Company's transfer agent. Shareholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. SHAREHOLDERS SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

                  FEDERAL INCOME TAX CONSEQUENCES OF REVERSE STOCK SPLIT

         The following description of Federal income tax consequences is based upon the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences, which may apply to special classes of taxpayers (e.g., non-resident aliens, brokers-dealers or insurance companies). Shareholders are urged to consult their own tax advisors to determine the particular consequences to them.

         The exchange of shares of Common Stock for shares of Common Stock giving effect to the Reverse Stock Split will not result in recognition of gain or loss. The holding period of the shares of new Common Stock will include the shareholder's holding period for the shares of Common Stock exchanged therefor, provided that the shares of Common Stock were held as a capital asset. The adjusted basis of the shares of new Common Stock will be the same as the adjusted basis of the shares of Common Stock exchanged therefor.

         F. INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 15,000,000 TO 20,000,000.

         The Company's authorized capital stock consists of 15,000,000 shares of Common Stock, $.001 par value per share. The Private Placement is contingent upon the amendment of the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 15,000,000 to 20,000,000.

         G. AUTHORIZATION TO ISSUE, IN ONE OR MORE SERIES, AN AGGREGATE OF 5,000,000 SHARES OF PREFERRED STOCK, $.001 PAR VALUE PER SHARE, EACH SUCH SERIES HAVING THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES OR LIMITATIONS, AS SHALL BE DETERMINED BY THE BOARD OF DIRECTORS.

         In order to effect the Private Placement, which contemplates the issuance of shares of Series A 12% Convertible Preferred Stock, the Company's Certificate of Incorporation must be amended to authorize the issuance of 5,000,000 shares of Preferred Stock. The Board of Directors has adopted and submitted to shareholders for approval of an amendment to its Certificate to authorize the issuance of up to 5,000,000 shares of Preferred Stock, $.001 par value per share.

         After the filing of the Amendment, the Board of Directors of the Company, shall have the authority to specify the designation, relative rights, preferences and limitations of up to 5,000,000 shares of Preferred Stock. In connection with the Private Placement, the Board plans to designate 1,500,000 shares of Preferred Stock as Series A 12% Convertible Preferred Stock. It is not possible to determine the actual effect of the Series A Preferred or any other to-be designated series of Preferred Stock on the rights of the shareholders of the Company until the Board of Directors determines the rights of the holders of such series of the Preferred Stock. However, such effects might include (i) restrictions on the payment of dividends to the holders of the Common Stock,
(ii) dilution of voting power to the extent that the holders of shares of Preferred Stock are given voting rights, (iii) dilution of the equity interests and voting power if the Preferred Stock is convertible into Common Stock, and
(iv) restrictions upon any distribution of assets to the holders of the Common Stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of Preferred Stock. Shareholders will not have preemptive rights to subscribe for shares of Preferred Stock.

         The Board of Directors believes that the authorization of the Preferred Stock is in the best interests of the Company and its shareholders and believes that it is advisable to authorize such shares and have them available in connection with possible future transactions, such as financings, strategic alliances, corporate mergers, acquisitions, possible funding of new product programs or businesses and other uses not presently determinable and as may be deemed to be feasible and in the best interests of the Company. In addition, the Board of Directors believes that it is desirable that the Company have the flexibility to issue shares of Preferred Stock without further shareholder action, except as otherwise provided by law.

         The proposed Certificate of Amendment to the Company's Certificate of Incorporation is attached hereto as Exhibit A.

         PROPOSAL 2---THE APPROVAL OF THE 1998 STOCK OPTION PLAN

         Board Recommendation

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise in their proxy.

DESCRIPTION

         In December 1998, the Board of Directors approved the Plan, effective upon the consummation of the Transactions, in order to provide an incentive to non-employee directors and to officers and certain other key employees of and consultants to the Company by making available to them an opportunity to acquire a proprietary interest or to increase their proprietary interest in the Company. The Plan provides for the award of options (each, an "Award") representing or corresponding to up to 750,000 shares of Common Stock. Any Award issued under the Plan, which is forfeited, expires or terminates prior to vesting or exercise will be available for Award under the Plan. Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.

         The following is a summary of the principal features of the Plan. The summary is qualified in its entirety by reference to the complete text of the Plan as set forth in Exhibit B to this Proxy Statement. Shareholders are urged to read the actual text of the Plan set forth in Exhibit B.

PURPOSE OF THE PLAN

         The purpose of the Plan is to provide to key employees, officers, directors, consultants and agents of the Company, or any of its subsidiaries, added incentive for high levels of performance and unusual efforts to increase the earnings and long-term growth of the Company. This is accomplished by providing for the granting of "Incentive Stock Options" and "Nonqualified Options" to qualified employees. In addition, the Plan also provides for the granting of "Nonqualified Options" to contract consultants and non-employee directors of the Company, as consideration for their services.

ADMINISTRATION OF THE PLAN

         This Plan shall be administered by the Option Committee, subject to approval and ratification by the Board of Directors. Any action of the Option Committee with respect to administration of the Plan shall be taken pursuant to
(i) a majority vote at a meeting of the Option Committee (to be documented by minutes), or (ii) the unanimous written consent of its members. The Option Committee may meet in person, by telephone, or by any other means which it deems to be advisable and convenient. All actions by the Option Committee shall be submitted to the Board of Directors for ratification and approval.

ELIGIBLE PERSONS

        Only officers, key employees and directors who are also employees of the Company or any subsidiary shall be eligible to receive grants of Incentive Stock Options. Officers, key employees, contract consultants and all directors of the Company or any subsidiary shall be eligible to receive grants of Nonqualified Options. Within the foregoing limits, the Option Committee, from time to time, shall determine and designate persons to whom options may be granted. All such designations shall be made in the absolute discretion of the Option Committee and shall not require the approval of the shareholders, except as expressly set forth in the Plan. In determining (i) the number of Shares to be covered by each of the Options granted hereunder (ii) the purchase price for such Shares and the method of payment of the purchase price (subject to the other sections of the Plan), (iii) the individuals of the eligible class to whom Options shall be granted, (iv) the terms and provisions of the respective Option Agreements and
(v) the times at which such Options shall be granted, the Option Committee shall take into account such factors as it shall deem relevant in connection with accomplishing the purpose of the Plan as set forth in Section 1 thereof. An individual who has been granted an Option may be granted additional Options if the Option Committee shall so determine.

SHARES SUBJECT TO PLAN

         Subject to adjustment as provided in the Plan, the total number of Shares to be subject to Options, granted pursuant to this Plan shall not exceed Seven Hundred Fifty Thousand (750,000) Shares. Shares subject to the Plan may be either authorized but unissued Shares or Shares that were once issued and subsequently reacquired by the Company; the Option Committee shall be empowered to take any appropriate action required to make Shares available for Options granted under this Plan. If any Options are surrendered before exercise or lapse without exercise in full or for any other reason cease to be exercisable, the Shares reserved therefore shall again be available under the Plan.

INCENTIVE STOCK OPTIONS

         Incentive Stock Options granted pursuant to the Plan are intended to be "incentive stock options" to which Sections 421 and 422 of the Internal Revenue Code of 1986, as amended ("Code") apply, and the Plan shall be construed and administered to implement that intent. If all or any part of an Incentive Stock Option shall not be an "incentive stock option" subject to Sections 421 or 422 of the Code, such Option shall nevertheless be valid and carried into effect.

ADJUSTMENTS IN AWARDS

         As used herein, the term "Share Adjustment" means an event pursuant to which the outstanding Shares of the Company are increased, decreased or changed into, or exchanged for a different number or kind of securities, without receipt of consideration by the Company, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of a Share Adjustment, (i) appropriate and proportionate adjustments shall be made to the number and kind of securities and exercise price for the securities subject to the Options which may thereafter be granted under the Plan, (ii) appropriate and proportionate adjustments shall be made to the number and kind of and exercise price for the securities subject to the then outstanding Options, and (iii) appropriate amendments to the Option Agreements shall be executed by the Corporation and the Optionees if the Option Committee determines that such amendments are necessary or desirable to reflect such adjustments. If determined by the Option Committee to be appropriate, in the event of a Share Adjustment which involves the substitution of securities of a corporation other than the Corporation, the Option Committee shall make arrangements for the assumptions by such other corporation of any Options then or thereafter outstanding under the Plan. Notwithstanding the foregoing, such adjustment in outstanding Options, shall be made without change in the total exercise price applicable to the unexercised portion of the Options but with an appropriate adjustment to the number of securities, kind of securities and exercise price for each of the securities subject to the Options. The determination by the Option Committee as to what adjustments, amendments or arrangements shall be made pursuant to
Section 5.2 of the Plan, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustment or arrangement.

NONTRANSFERABILITY OF AWARDS

         All Options granted under the Plan shall be nontransferable, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by such Optionee.

AMENDMENT AND TERMINATION OF THE PLAN

         Unless previously terminated by the Option Committee, the Plan shall terminate on the tenth anniversary of the date the Plan is approved by the shareholders. No Options shall be granted under the Plan thereafter.

                                 OTHER BUSINESS

         The Board of Directors of the Company knows no other matters to be presented at the Special Meeting of Shareholders. However, if any other matters properly come before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                              COST OF SOLICITATION

         Solicitation other than by mail may be made personally and by telephone by regularly employed officers and employees of the Company who will not be additionally compensated therefor. The Company will request brokers, dealers, banks or voting trustees, or their nominees, who hold stock in their names for others or hold stock for others who have the right to give voting instructions, to forward proxy materials to their principals and request authority for the execution of the proxy card and will reimburse such institutions for their reasonable expenses in so doing. The total cost of soliciting proxies will be borne by the Company.

         It is important that your shares be represented at the meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

                                             By Order of the Board of Directors


                                             Lawrence E. Kaplan
                                             President

Hauppauge, New York
February 5, 1999

                                    EXHIBIT A

                         CERTIFICATE OF AMENDMENT TO THE
                     COMPANY'S CERTIFICATE OF INCORPORATION

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                         CERTIFICATE OF INCORPORATION OF
                                 PLAYORENA INC.

                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW


         The undersigned President of PLAYORENA INC. ("CORPORATION"), does hereby certify and say:


         1.       The name of the corporation is PLAYORENA INC.


         2. The Certificate of Incorporation was filed by the Department of State of the State of New York on December 4, 1981.


         3. Article FIRST of the Certificate of Incorporation, which sets forth the name of the Corporation, is hereby amended to read as follows:

                  FIRST:   The name of the corporation is SK Global
                  Technologies, Inc.


         4. Article SECOND of the Certificate of Incorporation, which sets forth the purposes for which the Corporation was formed, is hereby amended to read as follows:

                  SECOND: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the New York Business Corporation Law, other than any act or activity requiring the consent or approval of any state official, department, agency, board or other body without such approval or consent first being obtained.


         5. Article THIRD of the Certificate of Incorporation, which sets forth the location of the Corporation's office in the State of New York, is hereby amended to read as follows:

                  THIRD:   The office of the corporation within the State of New
                  York shall be located in New York County.

         6. Article FOURTH of the Certificate of Incorporation, which sets forth the aggregate number, class, and par value of the shares which the corporation shall have the authority to issue, is hereby amended to increase the authorized number of shares of common stock which the corporation shall have the authority to issue and to authorize the issuance of a new class of preferred stock. Article FOURTH, as amended hereby, shall read in its entirety as follows:

                  FOURTH: The aggregate number of shares which the corporation shall have the authority to issue is Twenty-Five Million (25,000,000) shares, of which Twenty Million (20,000,000) shares shall be designated as Common Stock ("Common Stock") and shall have a par value of $.001 per share, and of which Five Million (5,000,000) shares shall be designated as Preferred Stock ("Preferred Stock") and shall have a par value of $.001 per share.

                           The Preferred Stock may be issued in one or more
                  series, from time to time, with each such series to have such designation, relative rights, preferences or limitations, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation, subject to the limitations prescribed by law and in accordance with the provisions hereof, the Board of Directors being hereby expressly vested with authority to adopt any such resolution or resolutions. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, the determination or fixing of the following:

                              i) The distinctive designation and number of
                  shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors;

                              ii) The dividend rate of such series, the
                  conditions and time upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock or series thereof, or any other series of the same class, and whether such dividends shall be cumulative or non-cumulative;

                              iii) The conditions upon which the shares of such
                  series shall be subject to redemption by the Corporation and the times, prices and other terms and provisions upon which the shares of the series may be redeemed;

                              iv) Whether or not the shares of the series shall
                  be subject to the operation of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if such retirement or sinking fund be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

                              v) Whether or not the shares of the series shall
                  be convertible into or exchangeable for shares of any other class or classes, with or without par value, or of any other series of the same class, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

                              vi) Whether or not the shares of the series shall
                  have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                              vii) The rights of the shares of the series in the
                  event of voluntary or involuntary liquidation, dissolution or upon the distribution of assets of the Corporation;

                              viii) Any other powers, preferences and relative
                  participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation.

                              The holders of shares of the Preferred Stock of
                  each series shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, dividends (if any) at the rates fixed by the Board of Directors for such series before any cash dividends shall be declared and paid or set apart for payment, on the Common Stock with respect to the same dividend period.

                              The holders of shares of the Preferred Stock of
                  each series shall be entitled, upon liquidation or dissolution or upon the distribution of the assets of the Corporation, to such preferences as provided in the resolution or resolutions creating such series of Preferred Stock, and no more, before any distribution of the assets of the Corporation shall be made to the holders of shares of the Common Stock. Whenever the holders of shares of the Preferred Stock shall have been paid the full amounts to which they shall be entitled, the holders of shares of the Common Stock shall be entitled to share ratably in all remaining assets of the Corporation.


         7. The stated capital of the corporation is reduced from $______________ to $____________ by changing issued shares with par value into a lesser number of shares with the same par value.

         8. This amendment provides for the following changes of shares:

                  Issued Shares. The amendment provides for a change in the previously authorized and issued _____________ shares of common stock, $.001 par value per share, into ________________ shares of common stock, $.001 par value per share, in the ratio of .0106065 share for each share of common stock.

                  Unissued Shares. The amendment provides for a change in the previously authorized and unissued ______________ shares of common stock, $.001 par value per share, into ________________ shares of common stock, $.001 par value per share, in the ratio of ______________ shares of common stock, $.001 par value per share for each share of common stock.


         9. Article FIFTH of the Certificate of Incorporation, which designates the Secretary of State as agent for service of process and sets forth the address to which the Secretary of State shall mail a copy of any process against the corporation served upon him, is hereby amended to read as follows:

                  FIFTH: The Secretary of State is designated as agent of the corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is:

                                                SK Global Technologies, Inc.
                                                President
                                                950 Yale Avenue
                                                Wallingford, Connecticut 06492


         10. The foregoing amendment to the Certificate of Incorporation was authorized by the Board of Directors followed by approval by the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.

         IN WITNESS WHEREOF, I have subscribed this certificate this ____ day of January, 1999 and I hereby affirm the statements contained herein as true under the penalties of perjury.



                                                ----------------------------
                                                LAWRENCE KAPLAN, PRESIDENT

                                    EXHIBIT B

                             1998 STOCK OPTION PLAN

                          SK GLOBAL TECHNOLOGIES, INC.
                             1998 STOCK OPTION PLAN

         1. PURPOSE. The purpose of the SK Global Technologies, Inc. 1998 Stock Option Plan (the "Plan") is to provide to key employees, officers, directors, consultants and agents of SK Global Technologies, Inc. (the "Corporation"), or any of its Subsidiaries, added incentive for high levels of performance and unusual efforts to increase the earnings and long-term growth of the Corporation. This is accomplished by providing for the granting of "Incentive Stock Options" and "Nonqualified Options" to qualified employees. In addition, the Plan also provides for the granting of "Nonqualified Options" to contract consultants and non-employee directors of the Corporation, as consideration for their services.

         2. CERTAIN DEFINITIONS. As used in this Plan, the following words and phrases shall have the respective meanings set forth below, unless the context clearly indicates a contrary meaning:

                  2.1 "Board of Directors" shall mean the Board of Directors of the Corporation.

                  2.2 "Cause" For purposes hereof, "cause" shall mean any one or more of the following:

                           2.2.1 material breach of any term of employment, consultation or engagement with the Corporation or any Subsidiary by the Optionee,

                           2.2.2 continuing, repeated willful failure or refusal by the Optionee to substantially perform his responsibilities on behalf of the Corporation or any Subsidiary,

                           2.2.3 an act or omission of the Optionee that is materially adverse to the business, goodwill or reputation of the Corporation or any Subsidiary,

                           2.2.4    an act of dishonesty,

                           2.2.5 commission of a felony or crime involving moral turpitude,

                           2.2.6    material breach of fiduciary duty or fraud,

                           2.2.7 a determination by a physician licensed in the State of New York that the Optionee is a chronic alcoholic or a narcotics addict (as such term is defined under the New York Mental Hygiene Law, as amended, or

                           2.2.8 any "cause" for termination or discharge as may be otherwise defined in any employment consultation or engagement agreement between the Optionee and the Corporation or any Subsidiary.

                           The determination of the Option Committee with respect to whether a termination for Cause has occurred shall be submitted to the Board of Directors, whose decision shall be final and conclusive.

                  2.3 "Change of Control" shall mean a change in control of the Corporation, which shall be deemed to have occurred upon the passage of (i) ten (10) days following a public announcement that a person or group of affiliated or associated persons have acquired, or obtained the right to acquire, beneficial ownership of fifteen (15%) percent or more of the outstanding Shares; (ii) ten (10) days following the commencement of, or announcement of an intention to make a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a person or group of affiliated or associated persons of fifteen (15%) percent or more of such outstanding Shares; or (iii) ten (10) days after a person or group of affiliated or associated persons has (A) become the owner of at least 10% of the Shares or has filed a Schedule 13D or 13G with the Securities and Exchange Commission and (B) whose ownership interest is deemed by the Board of Directors to cause a material adverse impact on the business or the prospects of the Corporation.

                  2.4 "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  2.5 "Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, subject to such other limitations and conditions imposed by Code Section 22(e)(3).

                  2.6      "Effective Date" shall mean the date described in
                           Section 8.

                  2.7 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  2.8 "Fair Market Value Per Share" shall mean the fair market value per share of the Shares as determined by the Option Committee in good faith. The Option Committee is authorized to make its determination as to the fair market value of the Shares on the following basis: (i) if the Shares are not traded on a securities exchange and are not quoted on the National Association of Securities Dealers, Inc.'s Automated Quotation System ("NASDAQ"), but are quoted on the Over The Counter Electronic Bulletin Board operated by NASDAQ, "Fair Market Value Per Share" shall be the mean between the average daily bid and average daily asked prices of the Shares on the Granting Date of an Option, as published on such bulletin board; (ii) if the Shares are not traded on a securities exchange and are quoted on NASDAQ, "Fair Market Value Per Share" shall be the closing transaction price of the Shares on the Granting Date of an Option, as reported on NASDAQ; (iii) if the Shares are admitted for trading on a securities exchange, "Fair Market Value Per Share" shall be the daily closing price of the Shares on the Granting Date of an Option, on such securities exchange; or
                           (iv) if the Shares are traded only otherwise than as described in (i), (ii) or (iii) above, or if the Shares are not publicly traded, "Fair Market Value Per Share" shall be the value determined by the Option Committee in good faith based upon the fair market value as determined by completely independent and well qualified experts.

                  2.9 "Granting Date" shall mean the date on which the Option is made effective by the Option Committee.

                  2.10 "Incentive Stock Option" shall mean an Option intended to qualify for treatment as an incentive stock option under Code Sections 421 and 422, and designated as an Incentive Stock Option.

                  2.11 "Nonqualified Option" shall mean an Option not qualifying as an Incentive Stock Option.

                  2.12 "Option" shall mean a stock option granted under the Plan, which may be either an Incentive Stock Option or a Nonqualified Option.

                  2.13 "Option Agreement" shall mean the document setting forth the terms and conditions of each Option.

                  2.14 "Option Committee" shall mean the Option Committee selected and designated by the Board of Directors, consisting of not less than three (3) members of the Board of Directors.

                  2.15     "Optionee" shall mean the holder of an Option.

                  2.16 "Retirement" shall have the meaning ascribed by the Option Committee.

                  2.17 "Securities Act" shall mean the Securities Act of 1933, as amended.

                  2.18 "Shares" shall mean the shares of common stock, $0.01 par value per share of the Corporation.

                  2.19 "Subsidiary" shall mean any corporation within the meaning of Code Section 424(f), or similar successor section.

                  2.20 "Ten Percent Shareholder" shall mean an individual who, at the time an Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, its parent or its Subsidiaries.

         3.       ADMINISTRATION OF PLAN.

                  3.1 In General. This Plan shall be administered by the Option Committee, subject to approval and ratification by the Board of Directors. Any action of the Option Committee with respect to administration of the Plan shall be taken pursuant to (i) a majority vote at a meeting of the Option Committee (to be documented by minutes), or (ii) the unanimous written consent of its members. The Option Committee may meet in person, by telephone, or by any other means which it deems to be advisable and convenient. All actions taken by the Option Committee shall be submitted to the Board of Directors for ratification and approval.

                  3.2 Authority. The Option Committee shall have the authority, subject to the express provisions of this Plan and subject always to the approval and ratification by the Board of Directors, to: (i) construe and interpret the Plan, decide all questions and settle all controversies and disputes which may arise in connection with the Plan and to define the terms used therein; (ii) prescribe, amend and rescind rules and regulations relating to administration of the Plan; (iii) determine the purchase price of the Shares covered by each Option granted hereunder and the method of payment of such price, individuals to whom, and the time or times at which, any Option granted hereunder shall be granted and exercisable and the number of Shares covered by each Option granted hereunder; (iv) determine the terms and provisions of the respective Option Agreements (which need not be identical); (v) determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan; and (vi) make all other determinations necessary or advisable to the administration of the Plan. Determinations of the Option Committee on matters referred to in this Section 3.2 shall be conclusive and binding on all parties howsoever concerned. With respect to Incentive Stock Options, the Option Committee shall administer the Plan in compliance with the provisions of Code Section 422 as the same may hereafter be amended from time to time. No member of the Option Committee shall be liable for any action, omission or determination in connection with the Plan unless attributable to such member's willful misconduct.

         4.       ELIGIBILITY AND PARTICIPATION.

                  4.1 In General. Only officers, key employees and directors who are also employees of the Corporation or any Subsidiary shall be eligible to receive grants of Incentive Stock Options. Officers, key employees, contract consultants and all directors of the Corporation or any Subsidiary shall be eligible to receive grants of Nonqualified Options. Within the foregoing limits, the Option Committee, from time to time, shall determine and designate persons to whom Options may be granted. All such designations shall be made in the absolute discretion of the Option Committee and shall not require the approval of the stockholders, except as expressly set forth herein. In determining (i) the number of Shares to be covered by each of the Options granted hereunder (ii) the purchase price for such Shares and the method of payment of the purchase price (subject to the other sections hereof), (iii) the individuals of the eligible class to whom Options shall be granted, (iv) the terms and provisions of the respective Option Agreements and (v) the times at which such Options shall be granted, the Option Committee shall take into account such factors as it shall deem relevant in connection with accomplishing the purpose of the Plan as set forth in Section 1. An individual who has been granted an Option may be granted additional Options if the Option Committee shall so determine.

                  4.2 Certain Limitations. The Option Committee may not grant an Optionee Incentive Stock Options to the extent that the aggregate fair market value (determined at the Granting Dates) of the Shares subject to all Incentive Stock Options granted under the Plan (or granted under any other incentive stock option plans of the Corporation and its parent and Subsidiaries) which are exercisable for the first time by such Optionee during the same calendar year exceeds One Hundred Thousand Dollars ($100,000).

         5.     AVAILABLE SHARES AND ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

                  5.1      Shares. Subject to adjustment as provided in Section
                           5.2 below, the total number of Shares to be subject to Options, granted pursuant to this Plan shall not exceed Seven Hundred Fifty Thousand (750,000) Shares. Shares subject to the Plan may be either authorized but unissued Shares or Shares that were once issued and subsequently reacquired by the Corporation; the Option Committee shall be empowered to take any appropriate action required to make Shares available for Options granted under this Plan. If any Options are surrendered before exercise or lapse without exercise in full or for any other reason cease to be exercisable, the Shares reserved therefore shall again be available under the Plan.

                  5.2 Adjustments. As used herein, the term "Share Adjustment" means an event pursuant to which the outstanding Shares of the Corporation are increased, decreased or changed into, or exchanged for a different number or kind of securities, without receipt of consideration by the Corporation, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of a Share Adjustment, (i) appropriate and proportionate adjustments shall be made to the number and kind of securities and exercise price for the securities subject to the Options which may thereafter be granted under the Plan, (ii) appropriate and proportionate adjustments shall be made to the number and kind of and exercise price for the securities subject to the then outstanding Options, and (iii) appropriate amendments to the Option Agreements shall be executed by the Corporation and the Optionees if the Option Committee determines that such amendments are necessary or desirable to reflect such adjustments. If determined by the Option Committee to be appropriate, in the event of a Share Adjustment which involves the substitution of securities of a corporation other than the Corporation, the Option Committee shall make arrangements for the assumptions by such other corporation of any Options then or thereafter outstanding under the Plan. Notwithstanding the foregoing, such adjustment in outstanding Options, shall be made without change in the total exercise price applicable to the unexercised portion of the Options but with an appropriate adjustment to the number of securities, kind of securities and exercise price for each of the securities subject to the Options. The determination by the Option Committee as to what adjustments, amendments or arrangements shall be made pursuant to this Section 5.2, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustment or arrangement.

         6.       TERMS AND CONDITIONS OF OPTIONS.

                  6.1 Intended Treatment as Incentive Stock Options. Incentive Stock Options granted pursuant to this Plan are intended to be "incentive stock options" to which Code Sections 421 and 422 apply, and the Plan shall be construed and administered to implement that intent. If all or any part of an Incentive Stock Option shall not be an "incentive stock option" subject to Sections 421 or 422 of the Code, such Option shall nevertheless be valid and carried into effect.

                  6.2      Amount and Payment of Exercise Price.

                           6.2.1 Exercise Price. The exercise price per Share for each Share which the Optionee is entitled to purchase under a Nonqualified Option shall be determined by the Option Committee. The exercise price per Share for each Share which the Optionee is entitled to purchase under an Incentive Stock Option shall be determined by the Option Committee but shall not be less than one hundred percent (100%) of the Fair Market Value Per Share on the Granting Date of the Incentive Stock Option; except that an Incentive Stock Option may not be granted to a Ten Percent Shareholder unless the exercise price is not less than one hundred ten percent (110%) of the Fair Market Value Per Share on the Granting Date of the Incentive Stock Option.

                           6.2.2 Payment of Exercise Price. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Option Committee and may consist of promissory notes, other Shares or such other consideration and method of payment for the Shares as may be permitted under applicable federal and state laws.

                  6.3      Exercise of Options.

                           6.3.1 Period of Exercise. Each Option granted under the Plan shall be exercisable at such times and under such conditions as may be determined by the Option Committee at the Granting Date and as shall be permissible under the terms of the Plan; provided, however, in no event shall an Option be exercisable after the expiration of ten (10) years from its Granting Date, and in the case of a Ten Percent Shareholder, such Incentive Stock Option shall not be exercisable later than five (5) years after its Granting Date.

                           6.3.2 Minimum Exercise; No Fractional Shares. An Optionee may purchase less than the total number of Shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than one hundred (100) Shares and shall not include any fractional shares.

                           6.3.3 Change of Control. Unless otherwise provided in any Option Agreement, all Options granted pursuant to any Option Agreement shall become exercisable with respect to all Shares subject thereto, upon a Change of Control.

                  6.4 Effect of Termination of Employment or Other Relationship. The effect of termination of an Optionee's employment or other relationship with the Corporation on such Optionee's rights to acquire Shares shall be as follows:

                           6.4.1 Termination for Other than Disability, Cause, Retirement, Death or Without Cause. If an Optionee ceases to be employed by, or ceases to have a relationship with, the Corporation for any reason other than for Disability, Cause, Retirement, death or termination without cause, such Optionee's Options shall expire not later than three
                                    (3) months thereafter. During such three (3) month period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him or her, but only to the extent such Options were exercisable on the date of termination of his or her employment or relationship and except as so exercised, such Options shall expire at the end of such three (3) month period unless such Options by their terms expire before such date. The decision as to whether a termination for a reason other than Disability, Cause, Retirement or death has occurred shall be made by the Option Committee, whose decision shall be final and conclusive, except that employment shall not be considered terminated in the case of sick leave or other bona fide leave of absence approved by the Corporation.

                           6.4.2 Termination for Disability or Death. If an Optionee ceases to be employed by, or ceases to have a relationship with, the Corporation by reason of Disability or death, such Optionee's Options shall become fully vested and exercisable and shall expire not later than one (1) year thereafter. During such one (1) year period and prior to the expiration of the Option by its terms, the Optionee, or his or her executor or administrator or the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, may exercise any Option granted to him or her, and except as so exercised, such Options shall expire at the end of such one (1) year period unless such Options by their terms expire before such date. The decision as to whether a termination by reason of Disability has occurred shall be made by the Option Committee, whose decision shall be final and conclusive.

                           6.4.3 Retirement of an Optionee. If the Optionee ceases to be employed by, or ceases to have a relationship with the Corporation by reason of Retirement, such Optionee's Options shall become fully vested and exercisable and shall expire not later than three (3) months thereafter, in the case of an Incentive Stock Option and one (1) year thereafter in the case of a Nonqualified Option. During such period and prior to the expiration of the Options by their terms, such Options may be exercised by the Optionee, and except as so exercised, such Options shall expire at the end of such relevant period unless such Options by their terms expire before such date. The decision as to whether a termination by reason of Retirement has occurred shall be made by the Option Committee, whose decision shall be final and conclusive.

                           6.4.4 Voluntary Termination of Employment or Termination for Cause. If an Optionee's employment by, or relationship with, the Corporation is terminated voluntarily or for Cause, such Optionee's Options shall expire immediately; provided, however, the Option Committee may, in its sole discretion, within thirty (30) days of such termination, waive the expiration of any Option by giving written notice of such waiver to the Optionee at such Optionee's last known address. In the event of such waiver, the Optionee may exercise any such Options only to such extent, for such time, and upon such terms and conditions as if such Optionee had ceased to be employed by, or ceased to have a relationship with, the Corporation upon the date of such termination for a reason other than Disability, Cause, Retirement, death or termination without cause. The decision as to whether a termination by reason of voluntary termination or Cause has occurred shall be made by the Option Committee, whose decision shall be final and conclusive.

                   6.5 Withholding of Taxes. As a condition to the exercise, in whole or in part, of any Options, the Option Committee may in its sole discretion require the Optionee to pay, in addition to the purchase price of the Shares covered by the Options an amount equal to any Federal, state or local taxes that may be required to be withheld in connection with the exercise of such Options. Alternatively, the Corporation may issue or transfer the Shares pursuant to exercise of the Options net of the number of Shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the Shares shall be valued on the date the withholding obligation is incurred. In the event an Optionee makes a Code Section 83(b) election in connection with this Plan, the Optionee shall immediately notify the Corporation of such election. In the case of an Incentive Stock Option, an Optionee who disposes of Shares acquired pursuant to such Incentive Stock Option either (a) within two (2) years after the Granting Date of the Incentive Stock Option or (b) within one (1) year after the issuance of such Shares to the Optionee, shall notify the Corporation of such disposition and the amount realized upon such disposition.

                  6.6 No Rights to Continued Employment or Relationship. Nothing contained in the Plan or in any Option Agreement shall obligate the Corporation to employ or have another relationship with any Optionee for any period or interfere in any way with the right of the Corporation to reduce such Optionee's compensation or to terminate the employment of or relationship with any Optionee at any time.

                  6.7 Time of Granting Options. The Granting Date shall be the day the Corporation executes the Option Agreement; provided, however, that if appropriate resolutions of the Option Committee indicate that an Option is to be granted as of and on some prior or future date, the Granting Date shall be such prior or future date.

                  6.8 Privileges of Stock Ownership. No Optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to such Optionee. No Shares shall be purchased upon the exercise of any Option unless and until, in the opinion of the Corporation's counsel, any then applicable requirements of any laws or governmental or regulatory agencies having jurisdiction and of any exchanges upon which stock of the Corporation may be listed shall have been fully complied with.

                  6.9 Securities Laws Compliance. The Corporation will diligently comply with all applicable securities laws before any Options are granted under the Plan and before any Shares are issued pursuant to Options. Without limiting the generality of the foregoing, the Corporation may require from the Optionee such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary or advisable in order to comply with the Securities Act as then in effect, and may require that the Optionee agree that any sale of the Shares will be made only in such manner as is permitted by the Option Committee. The Option Committee in its discretion may cause the Options and Shares underlying the Options to be registered under the Securities Act by the filing of a Form S-8 Registration Statement covering the Options and Shares underlying such Options. The Optionee shall take any action reasonably requested by the Corporation in connection with registration or qualification of the Shares under Federal and state securities laws.

                  6.10 Option Agreement.Each Incentive Stock Option and Nonqualified Option granted under this Plan shall be evidenced by the appropriate written Option Agreement executed by the Corporation and the Optionee containing each of the provisions and agreements specifically required to be contained therein pursuant to this Section 6, and such other terms and conditions as are deemed desirable by the Option Committee and are not inconsistent with the purpose of the Plan as set forth in Section 1.

         7.       PLAN AMENDMENT AND TERMINATION.


                  7.1 Authority of Option Committee. The Option Committee may at any time discontinue granting Options, under the Plan or otherwise suspend, amend or terminate the Plan and may, with the consent of an Optionee, make such modification of the terms and conditions of such Option as it shall deem advisable. An amendment or modification made pursuant to the provisions of this Section shall be deemed adopted as of the date of the action of the Option Committee effecting such amendment or modification and shall be effective immediately, unless otherwise provided therein, subject to approval thereof (i) within twelve (12) months before or after the effective date of such amendment or modification by stockholders of the Corporation holding not less than a majority vote of the voting power of the Corporation voting in person or by proxy at a duly held stockholder's meeting when required to maintain or satisfy the requirements of Code Section 422 with respect to Incentive Stock Options, or Code Section 162(m) with respect to performance-based compensation, (ii) by any appropriate governmental agency if required, or (iii) by a securities exchange or automated quotation system if required. No Option may be granted during any suspension or after termination of the Plan.

                  7.2 Ten (10) Year Maximum Term. Unless previously terminated by the Option Committee, this Plan shall terminate on the tenth (10th) anniversary of the Effective Date. No Options shall be granted under the Plan thereafter.

                  7.3 Effect on Outstanding Rights. Amendment, suspension or termination of the Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted.

         8. EFFECTIVE DATE OF PLAN. The Plan shall be effective upon approval by a majority of the outstanding shares of capital stock of the Corporation entitled to vote thereon (the "Effective Date").

         9.       MISCELLANEOUS PROVISIONS.

                  9.1 Nontransferability. All Options granted under the Plan shall be nontransferable, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by such Optionee.

                  9.2 Limitation on Benefits. No Option may be exercised, to the extent such exercise will create an "excess parachute payment" as defined in Section 28OG of the Code.

                  9.3 Exculpation and Indemnification. The Corporation shall indemnify and hold harmless the Option Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from gross negligence, bad faith, willful conduct and/or criminal acts of such persons.

                  9.4 Governing Law. The Plan shall be governed and construed in accordance with the laws of the State of New York and the Code.

                  9.5 Compliance with Applicable Laws. The inability of the Corporation to obtain from any regulatory body having jurisdiction the authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares upon the exercise of an Option shall relieve the Corporation of any liability in respect of the non-issuance or sale of such Shares as to which requisite authority shall not have been obtained.

                  9.6 Non-Uniform Determinations. The Option Committee's determinations under the Plan (including without limitation determinations of the persons to receive Options, the form, amount and timing of such Options, the terms and provisions of such Options and the Option Agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

                                 PLAYORENA INC.




                     PROXY - SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 17, 1999





THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints Lawrence Kaplan and Robert Rubin as Proxies, each with the power to appoint and substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock, $.001 per value per share, of Playorena Inc. held of record by the undersigned on January 19, 1999, at the Special Meeting of Shareholders to be held on February 17, 1999 or any adjournment thereof.

         1. Authorization of an amendment to the Company's Certificate of Incorporation, as described in the accompanying Proxy Statement.

                  / /                         / /                / /
                  FOR                       AGAINST           ABSTAIN


         2.       Adoption of the Company's 1998 Stock Option Plan

                  / /                         / /                / /
                  FOR                       AGAINST           ABSTAIN



         3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         This proxy statement is solicited on behalf of the Board of Directors. This proxy when properly executed will be voted in the manner directed on the face hereof. If no direction is made, this proxy will be voted (i) FOR the amendment to the Company's Certificate of Incorporation and (ii) FOR the adoption of the Company's 1998 Stock Option Plan.

         Please date, sign and return the proxy card promptly in the accompanying envelope. No postage is required. If you furnish a proxy and subsequently attend the Special Meeting in person, you may vote in person.




                                    Signature of Shareholder





                                    Signature of Shareholder



                                    Dated:                    , 1999



NOTE: PLEASE SIGN EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE FURNISH FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.